EXHIBIT E-2

Public Service Company of New Mexico Interconnection and
Delivery Points

Connections with Utilities

Arizona Public Service Company ("APS")

  Four Corners 500 kV, 345 kV and 230 kV Switchyards
  Jojoba 500 kV Switchyard
  Kyrene 500 kV and 230 kV Switchyards
  Palo Verde/Hassayampa 500 kV Switchyards
  Westwing 500 kV and 230 kV Switchyards

City of Anaheim, California

  San Juan 345 kV Switchyard

City of Farmington, New Mexico

  San Juan 345 kV Switchyard
  Glade Tap 115 kV (115 kV Tap off Western's 230 kV Shiprock facilities)
  Gallegos 115 kV Switchyard

City of Gallup, New Mexico

  Allison Tap 115 kV
  Noe Tap 115 kV
  Sunshine Tap 115 kV
  Ft. Wingate Tap 115 kV

Cobisa-Person Limited Partnership

  Person 115 kV

PUBLIC SERVICE COMPANY OF NEW MEXICO
TESTIMONY OF GREGORY C. MILLER
DOCKET NO. ER-05-XXXX-YYY

El Paso Electric Company

  Four Corners 500 kV and 345 kV Switchyards
  Palo Verde/Hassayampa 500 kV Switchyards
  Jojoba 500 kV Switchyard
  Westwing 500 kV Switchyard
  Kyrene 500 kV and 230 kV Switchyard
  Springerville 345 kV Switchyard
  Luna 345 kV Switchyard
  West Mesa 345 kV Switchyard
  Afton 345 kV Switchyard
  Airport Sub 115 kV Tap of the DL line
  Greenlee 345 kV Switchyard
  Hidalgo 345 kV Switchyard

Imperial Irrigation District

  Palo Verde/Hassayampa 500 kV Switchyards

Incorporated County of Los Alamos/US Department of Energy

  Buckman Tap 115 kV Switchyard
  ETA 115 kV Switchyard
  Norton 115 kV Switchyard
  San Juan 345 kV Switchyard

Los Angeles Department of Water & Power

  Palo Verde/Hassayampa 500 kV Switchyards
  Westwing 500 kV Switchyard

M‑S‑R Public Power Agency

  San Juan 345 kV Switchyard

PUBLIC SERVICE COMPANY OF NEW MEXICO
TESTIMONY OF GREGORY C. MILLER
DOCKET NO. ER-05-XXXX-YYY

Navajo Tribal Utility Authority

  Church Rock 13.8 kV
  Window Rock 115 kV

Nevada Power Company ("NPC")

  Mead through APS (Interconnection Agreement with NPC)

PacifiCorp

  Four Corners 345 kV Switchyard

Public Service Company of Colorado

  San Juan 345 kV Switchyard
  Four Corners 345 kV Switchyard
  Shiprock 345 kV Switchyard

San Diego Gas & Electric Company

  Palo Verde/Hassayampa 500 kV Switchyards

Salt River Project

  Four Corners 500 kV, 345 kV and 230 kV Switchyards
  Coronado 500 kV Switchyard
  Kyrene 500 kV and 230 kV Switchyards
  Palo Verde/Hassayampa 500 kV Switchyards
  Westwing 500 kV and 230 kV Switchyards
  Jojoba 500 kV Switchyard

Southern California Edison Company

  Four Corners 500 kV and 345 kV Switchyards
  Palo Verde/Hassayampa 500 kV Switchyards

PUBLIC SERVICE COMPANY OF NEW MEXICO
TESTIMONY OF GREGORY C. MILLER
DOCKET NO. ER-05-XXXX-YYY

Southern California Public Power Authority

  Palo Verde/ Hassayampa 500 kV Switchyards
  San Juan 345 kV Switchyard

Southwestern Electric Cooperative

  Clayton 69 kV

Southwestern Public Service Company

  Blackwater 230 kV bus (DC intertie)
  Rita Blanca (back-up)

Texas‑New Mexico Power Company

  Hidalgo 345 kV Switchyard
  Mimbres‑Central 115 kV line at Grant Co. line
  Mimbres‑Picacho 115 kV line at Dona Ana Co. Line
  Lordsburg 115 kV Switchyard
   Luna 345 kV Switchyard
  Greenlee 345 kV Switchyard
  Picacho 115 kV Switchyard

Tri-State Generation and Transmission Association, Inc.

  Ambrosia 230 kV and 115 kV Switchyards
  Deming 115 kV Switchyard
  Ft. Wingate 115 kV Switchyard
  Gulf Minerals 115 kV Switchyard
  Mimbres 115 kV Switchyard
  Norton 115 kV Switchyard
  Ojo 345 kV Switchyard
  Rowe Tap 115 kV
  Algodones 115 kV Switchyard
  Hernandez 115 kV Switchyard

PUBLIC SERVICE COMPANY OF NEW MEXICO
TESTIMONY OF GREGORY C. MILLER
DOCKET NO. ER-05-XXXX-YYY

  Moriarty 115 kV Switchyard
  Estancia 115kV Switchyard
  Willard 115kV Switchyard
  Belen 115kV Switchyard
  Taylor 115kV Switchyard
  Bluewater 115 kV Switchyard
  Grants Tap 115 kV
  Laguna Tap 115 kV
  Smith Lake 115 kV Switchyard
  Storrie Lake 115 kV Switchyard
  Yah‑Ta‑Hey 115 kV Switchyard
   Shiprock 345 kV Switchyard
  San Juan 345 kV Switchyard
  Clayton Sub (back-up for PNM Clapham Substation)

Tucson Electric Power Company

  Four Corners 500 kV and 345 kV Switchyards
  San Juan 345 kV Switchyard
  McKinley 345 kV Switchyard
  Greenlee 345 kV Switchyard
  Springerville 345 kV Switchyard
  Westwing 500 kV Switchyard
  Vail 345 kV Switchyard

Utah Associated Municipal Power Systems

  San Juan 345 kV Switchyard

Western Area Power Administration ("Western")

  Four Corners 345 kV and 230 kV Switchyard
  Gallegos 115 kV Switchyard

PUBLIC SERVICE COMPANY OF NEW MEXICO
TESTIMONY OF GREGORY C. MILLER
DOCKET NO. ER-05-XXXX-YYY

  Gallegos Tap 230 kV
  Burnham Tap 230 kV
  San Juan 345 kV Switchyard
  Shiprock 345 kV Switchyard
  Westwing 500 kV and 230 kV Switchyards

Interconnections with Generators Less Than 20 MW

Celerity Energy of New Mexico, LLC

  Presbyterian Healthcare Emergency Center (Distribution System)
  Albuquerque Airport Substation (Distribution System)
  Presbyterian Healthcare - Kaseman Unit (Distribution System)

Interconnections with Generators Greater Than 20 MW

Duke Energy Arlington Valley, LLC

  Palo Verde/Hassayampa 500 kV Switchyards

FPL Energy New Mexico Wind, LLC ("FLPE")

  Taiban Mesa 345 kV Tap for tie to FPLE Lone Mesa Substation

Gila Bend Power Partners, LLC

  Palo Verde/Hassayampa 500 kV Switchyards

Harquahala Generating Company, LLC

  Palo Verde/Hassayampa 500 kV Switchyards

Mesquite Power, LLC

  Palo Verde/Hassayampa 500 kV Switchyards

Pinnacle West (Affiliate of APS)

  Palo Verde/Hassayampa 500 kV Switchyards

PUBLIC SERVICE COMPANY OF NEW MEXICO
TESTIMONY OF GREGORY C. MILLER
DOCKET NO. ER-05-XXXX-YYY

Interconnections with Generators Not Yet Operational

Duke Energy Luna LLC

  Luna 345 kV Switchyard

Valencia Energy LLC

  Tome 115 kV Switchyard